SECOND AMENDMENT TO PARTICIPATION AGREEMENT
                   -------------------------------------------

          SECOND AMENDMENT TO PARTICIPATION AGREEMENT, dated as of February 12, 2001 (this "Amendment"), to the Participation Agreement dated as of September 2, 1999, as previously amended by the First Amendment to Participation Agreement dated as of August 7, 2000 (as further amended and/or restated, the "Participation Agreement"), among KINDERCARE LEARNING CENTERS, INC., a Delaware corporation (the "Lessee"), THE KINDERCARE REALTY TRUST 1999, a Delaware business trust (the "Trust" or the "Lessor"), THE CHASE MANHATTAN BANK, a New York banking corporation, as agent (in such capacity, the "Agent") for the Lenders, SCOTIABANC INC., as an investor ("Scotiabanc" or an "Investor"), and the Required Lenders.

                              Preliminary Statement
                              ---------------------

          WHEREAS, pursuant to the Participation Agreement, the parties thereto agreed to participate in a transaction in which, among other things, (i) the Lenders agreed to make certain loans to the Lessor pursuant to the Credit Agreement dated as of September 2, 1999 among the Lessor, the Agent and the Lenders; (ii) the Lessor agreed to use the proceeds of the Loans to acquire and construct certain properties; and (iii) the Lessor agreed to lease such properties to Lessee pursuant to the Lease.

          WHEREAS, the Lessee has requested, and, upon this Amendment becoming effective, the Lenders have agreed that certain provisions of the Participation Agreement be amended in the manner provided for in this Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. (a) General. Terms defined in the Participation Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Participation Agreement. Terms defined and used in this Amendment shall have the meanings given to them in this Amendment.

          (b) Deletion of Definitions. The definitions of "Consolidated Senior Debt" and "Consolidated Senior Debt to Consolidated EBITDA Ratio" are hereby deleted.

          (c) Addition of Definitions. The following definitions are hereby added to Annex A of the Participation Agreement in appropriate alphabetical order:

               "Cash Collateral Agreement" shall mean the Cash Collateral Agreement dated as of February 12, 2001 between the Construction Agent and the Agent, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

               "Consolidated Total Debt to Consolidated EBITDA Ratio" shall mean, as of any date of determination, the ratio of (a) Consolidated Total Debt as of the last day of the relevant Test Period to (b) Consolidated EBITDA for such Test Period.


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               "Expected Project Costs" shall mean those Project Costs not yet incurred by and invoiced to the Construction Agent that the Construction Agent reasonably expects to incur and be invoiced on within 120 days of the date of the Cash Collateral Agreement, for work performed and services rendered on Properties on which Completion has occurred by the date of the Cash Collateral Agreement.

          (d) Replacement of Definitions. The definitions of "Security Documents", and "Status" are hereby deleted and replaced in their entirety with the following:

               "Security Documents" shall mean the collective reference to the Mortgage, the Deed of Trust, the Lease, the Memorandum of Lease, the Assignment of Lease, the Contract Assignment, and the Cash Collateral Agreement, and all other security documents hereafter delivered to the Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Lessor under the Credit Agreement and/or under any of the other Credit Documents or to secure any guarantee of any such obligations and liabilities.

               "Status" shall mean, as to the Company as of any date, the existence of Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status, as the case may be, on such date. Changes in Status resulting from changes in the Consolidated Total Debt to Consolidated EBITDA Ratio shall become effective (the date of such effectiveness, the "Status Effective Date") as of the first day following the most recent fiscal year or period for which (a) Section
          9.1 Financials are delivered to the Lenders and (b) an officer's certificate is delivered by the Company to the Lenders setting forth, with respect to such Section 9.1 Financials, the then-applicable Status, and shall remain in effect until the next change to be effected pursuant to this definition, provided that (i) notwithstanding the foregoing, for the period from and including the Initial Closing Date to but excluding the initial Status Effective Date the Status of the Company shall be deemed to be Level III and
          (ii) each determination of the Consolidated Total Debt to Consolidated EBITDA Ratio pursuant to this definition shall be made with respect to the Test Period ending at the end of the fiscal period covered by the relevant financial statements.

          (e) Modification of Definitions. The definition of Operative Agreements is hereby modified by deleting the end of the definition as follows:
"(m) the Requisitions; and (n) the Trust Agreement" and replacing it with the following:

               "(m)   the Requistions;
                (n)   the Trust Agreement; and
                (o)   the Cash Collateral Agreement."

          2. Amendment to Section 5.2(b). Section 5.2(b) of the Participation Agreement is hereby deleted and the following inserted in its place:

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                                                                               3

               "(b) Each Requisition shall: (i) be irrevocable; and (ii) request funds in an amount of at least $500,000 (or such lesser amount representing Property Acquisition Costs for any Property or such lesser amount as shall be equal to the total aggregate of the Available Commitments plus the Available Investor Commitment at such time) for the payment of Project Costs which have previously been incurred and/or Expected Project Costs and were not the subject of and funded pursuant to a prior Requisition, in each case as specified in the Requisition."

          3. Amendment to Section 5.2(c). Section 5.2(c) of the Participation Agreement is hereby modified by deleting the period at the end of the paragraph and adding the following:

               "and/or Expected Project Costs. Notwithstanding anything to the contrary in this Agreement, all funds advanced as Expected Project Costs shall be deposited in the Cash Collateral Agreement and shall be released therefrom strictly in accordance with the terms thereof."

          4. Payment of Expenses. The Lessee agrees to pay or reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

          5. Reference to and Effect on the Operative Agreements; Limited Effect. On and after the date hereof, each reference in the Participation Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Participation Agreement, and each reference in the other Operative Agreements to "the Participation Agreement", "thereunder", "thereof" or words of like import referring to the Participation Agreement, shall mean and be a reference to the Participation Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Operative Agreements, nor constitute a waiver of any provisions of any of the Operative Agreements. Except as expressly amended herein, all of the provisions and covenants of the Participation Agreement and the other Operative Agreements are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          6. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective for all purposes hereof.

          7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                      KINDERCARE LEARNING CENTERS, INC.


                                      By: /s/ EVA M. KRIPALANI
                                          --------------------------------------
                                          Name: Eva M. Kripalani
                                          Title: VP, General Counsel & Secretary


                                      THE KINDERCARE REALTY TRUST 1999

                                      By:  WILMINGTON TRUST COMPANY, not
                                           in its individual capacity but
                                           solely as Trustee


                                      By: /s/ JOSEPH B. FEIL
                                          --------------------------------------
                                          Name: Joseph B. Feil
                                          Title: Senior Financial Services
                                                 Officer


                                      SCOTIABANC INC., as an Investor


                                      By: /s/ WILLIAM E. ZARRETT
                                          --------------------------------------
                                          Name: William E. Zarrett
                                          Title: Managing Director


                                      Required Lenders:

                                      THE CHASE MANHATTAN BANK, as Agent
                                      and a Lender


                                      By: /s/ KATHRYN A. DUNCAN
                                          --------------------------------------
                                          Name: Kathryn A. Duncan
                                          Title: Vice President


                                      BANK OF AMERICA, N.A.


                                      By: /s/ KEVIN LEADER
                                          --------------------------------------
                                          Name: Kevin Leader
                                          Title: Managing Director


                                      THE BANK OF NOVA SCOTIA, as Lender


                                      By: /s/ DARYL K. HOGGE
                                          --------------------------------------
                                          Name: Daryl K. Hogge
                                          Title: Director


                                      BANKERS TRUST COMPANY


                                      By: /s/ MARY JO JOLLY
                                          --------------------------------------
                                          Name: Mary Jo Jolly
                                          Title: Assistant Vice President


                                      CITICORP, USA


                                      By: /s/ MICHAEL CHLOPAK
                                          --------------------------------------
                                          Name: Michael Chlopak
                                          Title: VP


                                      CREDIT SUISSE FIRST BOSTON


                                      By: /s/ ROBERT HETU
                                          --------------------------------------
                                          Name: Robert Hetu
                                          Title: Director


                                      By: /s/ WILLIAM S. LUTKINS
                                          --------------------------------------
                                          Name: William S. Lutkins
                                          Title: Vice President


                                      FIRSTRUST BANK


                                      By: /s/ KENT NELSON
                                          --------------------------------------
                                          Name: Kent Nelson
                                          Title: Vice President